Wells Fargo Reports Completion of Expanded Third-Party Review of Retail Banking Accounts, Paving Way to Complete Remediation Effort SAN FRANCISCO, August 31, 2017 – Wells Fargo & Company (NYSE: WFC) today announced the completion of its previously announced expanded third-party review of retail banking accounts dating back to the beginning of 2009. Combined with a recent class action settlement and ongoing broad customer outreach and complaint resolution, the completion of the analysis further paves the way for making things right for Wells Fargo customers who may have been harmed by unacceptable retail sales practices. “We apologize to everyone who was harmed by unacceptable sales practices that occurred in our retail bank,” said Wells Fargo CEO Tim Sloan. “To rebuild trust and to build a better Wells Fargo, our first priority is to make things right for our customers, and the completion of this expanded third-party analysis is an important milestone. Through this expanded review, as well as the class action settlement, free mediation services, and ongoing outreach and complaint resolution, we’ve cast a wide net to reach customers and address their remaining concerns. Our commitment has never been stronger to build a better bank for our customers, team members, shareholders and communities.” Erring on the Side of Customers To conduct the review of retail bank accounts, Wells Fargo engaged a third-party firm that developed a data analysis methodology that errs on the side of customers. The account review analyzed consumer and small business checking, savings, and unsecured credit card and line of credit account data to identify potentially unauthorized accounts (see Aug. 22 news release for details on the methodology). The analysis was data-driven and looked at account usage patterns. Since usage patterns of some authorized accounts opened with a customer’s consent can be similar to some unauthorized accounts, it is likely that some properly authorized accounts were included in the population identified as unauthorized accounts. Media contacts Investor Relations Jim Seitz Mary Eshet Jim Rowe 612-316-2447 Jim.Seitz@wellsfargo.com 704-383-7777 Mary.eshet@wellsfargo.com 415-396-8216 Jim.Rowe@wellsfargo.com

Page 2 of 5 Results of Expanded Data Analysis The original account analysis reviewed 93.5 million current and former customer accounts opened in an approximately four and half year time period – from May 2011 through mid-2015 – and identified approximately 2.1 million potentially unauthorized accounts. The expanded analysis reviewed more than 165 million retail banking accounts opened over a nearly eight-year period – from January 2009 through September 2016 – and identified a new total of approximately 3.5 million potentially unauthorized consumer and small business accounts. The 3.5 million potentially unauthorized accounts total is composed of the following:  The original time period, which included refinements to the practices and methodologies previously used by the third-party to determine potentially unauthorized accounts: 2.55 million accounts identified as potentially unauthorized; and  The additional periods back to January 2009 and forward to September 2016: 981,000 accounts identified as potentially unauthorized. In connection with these 3.5 million potentially unauthorized accounts, approximately 190,000 accounts incurred fees and charges, up from 130,000 previously identified accounts that incurred fees and charges, and Wells Fargo will provide a total of $2.8 million in additional refunds and credits on top of the $3.3 million previously refunded as a result of the original account review. Online Bill Pay Review In addition, the expanded analysis included a review of online bill pay services, as required by the Sept. 8, 2016, consent orders. During the almost eight-year review period, the analysis identified approximately 528,000 potentially unauthorized online bill pay enrollments and Wells Fargo will refund $910,000 to customers who incurred fees or charges. The analysis identified, as potentially unauthorized, accounts with only one minimal payment and no further use of the service. Some customers may have made an authorized introductory payment and then elected not to use the service. Therefore, the analysis did not definitively identify whether an enrollment was authorized by a customer or not, and properly authorized enrollments are likely part of this total. Wells Fargo will issue refunds for all enrollments the review identified as potentially unauthorized. Customer Remediation Update In addition to the refunds resulting from the third-party account review, Wells Fargo has provided more than $3.7 million in refunds and credits to customers for complaints and mediation claims from

Page 3 of 5 Sept. 8, 2016, through July 31, 2017. Customers also may receive compensation under the recent $142 million class-action settlement for claims dating back to 2002. After plaintiffs’ attorneys’ fees and costs of administration, the class-action settlement will provide reimbursement of fees not already paid and compensation for increased borrowing costs due to credit-score impact associated with a potentially unauthorized account. Remaining funds will be distributed to the participants in the class on a per account basis. Following is a summary of Wells Fargo’s remediation actions: Summary of Customer Remediation Actions (paid or identified to date) Third-party account review (January 2009- September 2016) $7.0 million in refunds of fees and interest (paid or to be paid) Wells Fargo customer outreach – complaints process/mediation (Sept. 8, 2016 – July 31, 2017) $3.7 million in compensation paid (through July 2017) Class-action settlement (May 1, 2002 – April 20, 2017) $142 million for customer remediation and settlement expenses “We want to ensure we make things right for each and every customer who may have concerns about the impact of unacceptable sales practices” said Mary Mack, head of Community Banking. “Over the past year, we have made numerous improvements in our retail bank, such as eliminating product sales goals for retail bankers in bank branches and call centers and increasing oversight and controls – changes that give us confidence that our team members are focused on delivering exceptional service and advice to our customers.” Next Steps: Making Things Right for our Customers In the coming weeks, Wells Fargo will be taking significant steps to compensate its retail and small business customers who may have been harmed or impacted by unacceptable retail sales practices within the company’s retail bank. As Wells Fargo makes things right with customers, these steps also will help the company fulfill its remediation commitments under the sales practices consent orders with the Consumer Financial Protection Bureau and the Office of the Comptroller of the Currency.

Page 4 of 5 These steps include:  Beginning communications associated with the company’s $142 million class action settlement agreement (Jabbari v. Wells Fargo) covering all persons who claim that Wells Fargo opened, without their consent, a consumer or small business checking or savings account or an unsecured credit card or line of credit, and customers who enrolled in certain identity theft protection services, between May 1, 2002 and April 20, 2017. Over the next two months, both Wells Fargo and the court-appointed claims administrator will be sending communications about how to join the class to current and former Wells Fargo customers (details are available online at WFSettlement.com).  Continuing to work with any customers who contact us with concerns about harm that could have been caused to their credit score by an account opened without their authorization and correcting records for these customers with the credit bureaus. Customers who inform us of an account they did not authorize that led to increased borrowing costs due to credit-score impact will be eligible for compensation from the class action settlement (Jabbari v. Wells Fargo, detailed above).  Compiling a list of customers who complained to Wells Fargo about an unauthorized account that was opened without their consent. Those customers will be notified by both Wells Fargo and the court-appointed claims administrator and automatically enrolled in a portion of the class-action settlement.  Continuing to offer free mediation services to customers if the company is unable to resolve an issue related to an unauthorized account directly with the customer. Wells Fargo will continue to offer this service to customers who are not satisfied with any of the outcomes from the steps above. “As always, we welcome – and encourage – customers with questions or concerns to visit a branch or call our contact center,” said Sloan. “There is nothing more important to me and to Wells Fargo than rebuilding trust with our customers and helping them succeed financially. We are working hard to ensure this never happens again and to build a better bank for the future.” For customers who believe they had an unauthorized account or service opened in their name, regardless of when the issue occurred, Wells Fargo has a dedicated hotline: 1-877-924-8697.

Page 5 of 5 About Wells Fargo Wells Fargo & Company (NYSE: WFC) is a diversified, community-based financial services company with $1.9 trillion in assets. Wells Fargo’s vision is to satisfy our customers’ financial needs and help them succeed financially. Founded in 1852 and headquartered in San Francisco, Wells Fargo provides banking, insurance, investments, mortgage, and consumer and commercial finance through more than 8,500 locations, 13,000 ATMs, the internet (wellsfargo.com) and mobile banking, and has offices in 42 countries and territories to support customers who conduct business in the global economy. With approximately 271,000 team members, Wells Fargo serves one in three households in the United States. Wells Fargo & Company was ranked No. 25 on Fortune’s 2017 rankings of America’s largest corporations. News, insights and perspectives from Wells Fargo are also available at Wells Fargo Stories. Cautionary Statement About Forward-Looking Statements This news release contains forward-looking statements about our future financial performance and business. Because forward-looking statements are based on our current expectations and assumptions regarding the future, they are subject to inherent risks and uncertainties. Do not unduly rely on forward-looking statements as actual results could differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission and available on its website at www.sec.gov. ###